UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) January 11, 2007

EXECUTE SPORTS, INC.
(Name of Small Business Issuer in its charter)

NEVADA	33-125868
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1284 Puerta del Sol Suite 150 San Clemente CA 92673
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387

Issuer's Fax Number (858) 279-1799

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 26, 2006, Execute Sports, Inc. (the “Company”) filed a Form 8-K announcing the resignations of Todd Pitcher and Todd Hahn from the positions of President and Chief Executive Officer, respectively. The Company believed that it had Mr. Hahn’s verbal resignation and that a letter resignation would follow subsequently. The Company also believed that it had Mr. Hahn’s verbal authorization to file the Form 8-K announcing his resignation. The Company was notified thereafter by Mr. Hahn’s counsel that Mr. Hahn is contesting his resignation and that the resignation filed on his behalf did not have his approval. The Company is attempting to resolve this matter with Mr. Hahn and Mr. Hahn’s counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2007
EXECUTE SPORTS, INC.

By /s/ Craig Washington
Craig Washington
Chairman